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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 2, 1998
                                                        -----------------



                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                      1-13232               84-1259577
-------------------------------        -----------         -------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)



1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO              80222-4348
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     (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (303) 757-8101
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         The press release of Apartment Investment and Management Company attached hereto as Exhibit 99.1 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         The following exhibit is filed with this report:

Exhibit
Number          Description
-------         -----------

99.1 Press Release of Apartment Investment and Management Company dated September 2, 1998.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             APARTMENT INVESTMENT AND
                                             MANAGEMENT COMPANY



Date:  September 2, 1998                     By:   /s/ Troy D. Butts
                                                 -----------------------------
                                                   Troy D. Butts
                                                   Senior Vice President and
                                                   Chief Financial Officer



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

                                  EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------

99.1 Press Release of Apartment Investment and Management Company dated September 2, 1998.



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